UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2010
BOOTS & COOTS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-13817	11-2908692

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7908 N. Sam Houston Parkway W. 5th Floor Houston, Texas	77064

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 931-8884
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Maters to a Vote of Security Holders.
     On September 15, 2010, Boots & Coots, Inc. (“Boots & Coots”) held a special meeting of its stockholders to consider and vote upon (1) a proposal to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated April 9, 2010, among Boots & Coots, Halliburton Company, a Delaware corporation (“Halliburton”), and Gradient, LLC, a Delaware limited liability company and wholly owned subsidiary of Halliburton (“Gradient”), pursuant to which Boots & Coots will be merged with and into Gradient, with Gradient surviving; and (2) a proposal to adjourn the special meeting, if necessary or appropriate to permit the solicitation of additional proxies if there were not sufficient votes at the time of the special meeting to adopt the Merger Agreement. Adoption of the Merger Agreement required the affirmative vote of a majority of the shares of Boots & Coots common stock outstanding and entitled to vote as of the close of business on July 23, 2010, the record date of the special meeting. Any adjournment of the special meeting, if necessary or appropriate to solicit additional proxies, required the affirmative vote of the holders of Boots & Coots common stock representing a majority of the votes present in person or by proxy at the special meeting entitled to vote.
     As of July 23, 2010, the record date of the special meeting, 82,754,612 shares of Boots & Coots common stock were issued and outstanding. Stockholders present in person or by proxy voted on the proposal to adopt the Merger Agreement as follows:

			Broker
For	Against	Abstain	Non-Votes
52,965,597	574,953	17,600	0
     Boots & Coots stockholders approved the proposal to adopt the Merger Agreement.
     The second proposal, to adjourn the special meeting, was not submitted to a vote of stockholders at the special meeting because adjournment of the special meeting was not necessary or appropriate as there were sufficient votes at the time of the special meeting to approve and adopt the Merger Agreement.
Item 7.01. Regulation FD Disclosure.
     On September 15, 2010, Boots & Coots issued a press release regarding the results of the special meeting of holders of Boots & Coots common stock and the anticipated closing date of the merger. A copy of the press release is attached hereto as Exhibit 99.1.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. The following exhibit is furnished as part of this current report on Form 8-K:
99.1	Press Release dated September 15, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Boots & Coots has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOTS & COOTS, INC.
Date: September 15, 2010	By:	/s/ Cary Baetz
Cary Baetz
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release dated September 15, 2010.